UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/13/2007

Armstrong Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50408

PA	23-3033414
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 3001
Lancaster, PA 17604
(Address of principal executive offices, including zip code)

717-397-0611
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On December 13, 2007, Armstrong Holdings, Inc. issued a press release announcing the distribution of its entire net assets to shareholders is complete. The full text of the press release is attached hereto as Exhibit No. 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
No. 99.1 Press release of Armstrong Holdings, Inc. dated December 13, 2007, announcing the distribution of its entire net assets to shareholders is complete.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Armstrong Holdings, Inc.

Date: December 13, 2007	By:	/s/ Walter T. Gangl
Walter T. Gangl
Deputy General Counsel & Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	AHI Press release dated December 13, 2007